UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.)

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

MOBIVITY HOLDINGS CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

MOBIVITY HOLDINGS CORP.
55 N. Arizona Place, Suite 310
Chandler, Arizona 85225

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD NOVEMBER 30, 2016
To our Stockholders:

A special meeting of stockholders of Mobivity Holdings Corp. a Nevada corporation, will be held on Wednesday, November 30, 2016, at 10:00 a.m., local time, at the Crowne Plaza San Marcos Golf Resort, One N. San Marcos Place, Chandler, Arizona 85225 to:
1.
Vote on a proposed increase in the number of authorized shares of the Company’s common stock;

2.
Vote on the adjournment or postponement of the special meeting to another time and date if such action is necessary for the board of directors to solicit additional proxies in favor of proposal 1; and

3.
Consider any other business that properly comes before the meeting.

Only stockholders of record at the close of business on November 2, 2016 will be entitled to notice of, and to vote at, the meeting and any adjournments of the meeting. It is important that your shares be represented at the meeting. Please mark, sign, date, and mail the enclosed proxy card in the postage-paid envelope provided, regardless of whether you plan to attend in person.

Sincerely,

William Van Epps,
Chairman of the Board

November [●], 2016
Chandler, Arizona

-i-

MOBIVITY HOLDINGS CORP.

PROXY STATEMENT FOR
2016 SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD NOVEMBER 30, 2016

The accompanying proxy is solicited on behalf of the board of directors of Mobivity Holdings Corp. (“we” or the “Company”) in connection with our special meeting of stockholders to be held on Wednesday, November 30, 2016, at 10:00 a.m., local time, at the Crowne Plaza San Marcos Golf Resort, One N. San Marcos Place, Chandler, Arizona 85225 for the purposes set forth in the accompanying Notice of Meeting.

Please mark and sign the enclosed proxy card and return it in the accompanying envelope. No postage is required if your returned proxy card is mailed within the United States. We will bear the cost of soliciting proxies, including the preparation, assembly and mailing of the proxies and soliciting material, as well as the cost of forwarding the materials to the beneficial owners of our common stock. Our directors, officers and regular employees may, without compensation other than their regular compensation, solicit proxies by telephone, electronic mail, personal conversation or other means of communication. We may reimburse brokerage firms and others for expenses in forwarding proxy material to the beneficial owners of our common stock.

Any proxy given pursuant to this solicitation and received in time for the 2016 special meeting will be voted according to the instructions given in the proxy. Any stockholder giving a proxy may revoke it any time prior to its use at the 2016 special meeting by giving a written revocation notice to our secretary, by filing a revoking instrument or a duly executed proxy bearing a later date with our secretary or by attending the 2016 special meeting and voting in person.

We expect that this proxy statement, the proxy and notice of meeting will first be mailed to our stockholders on or about November [●], 2016.

QUESTIONS AND ANSWERS ABOUT THE MEETING

Q:	Why am I receiving this proxy statement?

A:
We are holding a 2016 special meeting of stockholders to seek stockholder approval of an increase in the number of authorized shares of the Company’s common stock, as more fully described in Proposal One.

Q:	What do I need to do now?

A:
We urge you to carefully read and consider the information contained in this proxy statement. If applicable, you should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or submit your voting instructions by Internet or by telephone if that option is available to you.

Q:	How do I vote?

A:
Whether you plan to attend the special meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via the Internet. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the board’s recommendations as noted below. Voting by proxy will not affect your right to attend the special meeting. For instructions on how to change or revoke your proxy, see “May I Change or Revoke My Proxy?” below. If your shares are registered directly in your name through our stock transfer agent, VStock Transfer, LLC, or if you have stock certificates registered in your name, you may vote by any of the following methods:●By Internet.  Go to http://www.vstocktransfer.com/proxy. Follow the instructions included in the proxy card to vote by Internet.http://www.vstocktransfer.com/proxy●By telephone.  You can vote by phone by following the instructions included in the proxy card.●By mail.  You can vote by mail by completing, signing, dating and returning the proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with the board’s recommendations as noted below.●In person at the meeting.  If you attend the meeting, you may deliver a completed proxy card in person or you may vote by completing a ballot, which will be available at the meeting.Internet and telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Time on Monday, November 28, 2016.If your shares are held in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the special meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the special meeting in order to vote.

Q:	What happens if I do not vote?

A:
If you do not submit a proxy card or vote at the 2016 special meeting, your proxy will not be counted as present for the purpose of determining the presence of a quorum, and your shares will not be voted at the meeting. If you submit a proxy card and affirmatively elect to abstain from voting, your proxy will be counted as present for the purpose of determining the presence of a quorum but will not be voted at the 2016 special meeting. Broker non-votes will have the effect as more fully described in the section “Voting of Shares — Vote Required for Approval” below.

Q:	If my Company shares are held in “street name,” will my broker, bank, or nominee vote my shares for me on all proposals?

A:
No. Your broker, bank, or nominee cannot vote your shares on the increase in our authorized common shares or any other matter that comes before the meeting, unless you provide instructions on how to vote.

Q:	May I change or revoke my proxy?

A:	Yes. If you are a record holder, you can change your vote at any time before your proxy is voted at your stockholder meeting by:

●
delivering to the Company’s corporate secretary a signed notice of revocation;

●
granting a new, later-dated proxy, which must be signed and delivered to the Company’s corporate secretary; or

●
attending the 2016 special meeting and voting in person; however, your attendance alone will not revoke your proxy.

If your shares are held in street name and you have instructed your broker or nominee to vote your shares, you must follow your broker or nominee’s directions in order to change your vote or revoke your proxy.

Q:	What should I do if I receive more than one set of voting materials?

A:
You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive.

Q:	What if I object to the proposed transactions? Do I have dissenter’s rights?

A:	No. Dissenter’s rights are not available for the proposed increase in our authorized common shares discussed in this proxy statement.

Q:	Whom should I call with questions?

A:	If you have any questions about the meeting, require directions to the meeting or need additional copies of this proxy statement or the enclosed proxy card, you should contact:

Mobivity Holdings Corp.
55 N. Arizona Place, Suite 310
Chandler, Arizona, 85225
Attn: Christopher J. Meinerz, CFO
Email address: chris.meinerz@mobivity.com

VOTING OF SHARES

Our board of directors has fixed the close of business on November 2, 2016 as the record date for determining the stockholders entitled to notice of, and to vote at, the 2016 special meeting. On November 2, 2016, 33,059,007 shares of our common stock, $0.001 par value, were outstanding and held by approximately 357 record holders.

Quorum

The presence at the 2016 special meeting, in person or by proxy, of the holders of a majority of the outstanding shares of common stock entitled to vote at the meeting is required for a quorum for the transaction of business. In general, shares of common stock represented by a properly signed and returned proxy card will be counted as shares present and entitled to vote at the meeting for purposes of determining a quorum.

Vote Required for Approval

Pursuant to the Nevada General Corporations Law, the vote of the holders of a majority of our outstanding common stock is expressly required to approve the increase in our authorized common stock. Pursuant to Section 2.7 of our bylaws, the vote of the holders of a majority of our common stock present in person or represented by proxy shall be sufficient to decide any other question brought before such meeting, unless a different vote is expressly required by our charter documents or the Nevada General Corporation Law. Each outstanding share of our common stock entitled to vote at the 2016 special meeting shall be entitled to cast one vote on all matters submitted to a vote of shareholders at the meeting. In counting votes on the increase in our authorized common stock and all other matters to come before the meeting, broker non-votes (i.e. shares held of record by a broker which are not voted because the broker has not received voting instructions from the beneficial owner) will be counted as not present and these shares will be deducted from the total shares of which a majority is required. Shares subject to abstention shall be counted as present but not voted, which will have the same practical effect as having against the particular matter.

Voting of Proxies

Shares of common stock represented by properly executed proxy cards will be voted according to the choices specified. Proxies that are signed by stockholders but that lack any voting instructions will be voted “FOR” Proposals One and Two and in the discretion of the persons voting the respective proxies with respect to any other matter that may properly come before the 2016 special meeting.

Voting via the Internet, by Telephone or by Mail

As an alternative to voting in person at the 2016 special meeting, stockholders whose shares are registered in their own names may vote via the Internet, by telephone or by mailing a completed proxy card. For those stockholders who receive a paper proxy card, instructions for voting via the Internet or by telephone are set forth on the proxy card. Those stockholders who receive a paper proxy card and voting instructions by mail, and who elect to vote by mail, should sign and return the mailed proxy card in the prepaid and addressed envelope that was enclosed with the proxy materials, and your shares will be voted at the 2016 special meeting in the manner you direct.

If your shares are registered in the name of a bank or brokerage firm (your record holder), you will receive instructions from your record holder that must be followed in order for your record holder to vote your shares per your instructions. Many banks and brokerage firms have a process for their beneficial holders to provide instructions via the Internet or over the telephone. If you hold shares through a bank or brokerage firm and wish to be able to vote in person at the 2016 special meeting, you must obtain a legal proxy from your brokerage firm, bank or other holder of record and present it to the inspector of elections with your ballot.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting

This proxy statement, and, if your shares are registered in your name, your proxy card, are available on the Internet. This proxy statement, and, if your shares are registered in your name, your proxy card, are available at: [www. [●].

You may access your proxy materials and, if your shares are registered in your name, vote your shares online by going to www.vstocktransfer.com/proxy and following the prompts. You will need to have your proxy card with you since your card includes your unique identification numbers.

PROXY SOLICITATION

We are soliciting proxies from our stockholders for our 2016 special meeting of stockholders. We will pay the cost of solicitation of proxies from our stockholders, including preparation, assembly, printing and mailing of this proxy statement and the proxy cards. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our common stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of our common stock for their costs of forwarding solicitation materials to such beneficial owners. In addition to solicitation by use of the mails, proxies may be solicited by our board of directors, officers and employees, in person or by telephone, electronic mail, or other means of communication. No additional compensation for soliciting proxies will be paid to our board of directors, officers or regular employees for such services.

PROPOSAL ONE —  INCREASE IN AUTHORIZED SHARES OF COMMON STOCK

Our board of directors has approved a proposal to amend the Company’s Articles of Incorporation to increase the number of authorized shares of the Company’s common stock from 50,000,000 to 100,000,000. The proposed amendment would replace Article 3 of the Articles of Incorporation with the following language:

“The corporation shall have the authority to issue an aggregate of 100,000,000 shares of common stock, par value $0.001 par value (hereinafter “Common Stock’).

As of the date of this proxy statement, we have 33,059,007 shares of common stock issued and outstanding and another 14,287,016 shares of common stock reserved for issuance under outstanding options, warrants and the like. Consequently, we only have 2,653,977 shares of common stock available for issuance for any other corporate needs. Our board of directors believes it is in the best interests of the Company to increase the number of authorized shares of common stock in order to give the Company greater flexibility in considering and planning for future corporate needs, including, but not limited to, stock dividends, grants under equity compensation plans, stock splits, financings, potential strategic transactions, including mergers, acquisitions and business combinations, as well as other general corporate transactions. Our board of directors believes that additional authorized shares of common stock will enable the Company to take timely advantage of market conditions and favorable financing and acquisition opportunities that become available to the Company without the delay and expense associated with convening a special meeting of the Company’s stockholders.

As of the date of this proxy statement, the Company has no plans or commitments or any arrangements, understandings or agreements regarding the issuance of shares of its common stock. Except as otherwise required by law, the newly authorized shares of common stock will be available for issuance at the discretion of the board of directors (without further action by the stockholders) for various future corporate needs, including those outlined above. While adoption of the proposed amendment would not have any immediate dilutive effect on the proportionate voting power or other rights of the Company’s existing stockholders, any future issuance of additional authorized shares of the Company’s common stock may, among other things, dilute the earnings per share of the common stock and the equity and voting rights of those holding common stock at the time the additional shares are issued.

In addition to the corporate purposes mentioned above, an increase in the number of authorized shares of the Company’s common stock may make it more difficult to, or discourage an attempt to, obtain control of the Company by means of a takeover bid that our board of directors determines is not in the best interest of the Company and its stockholders. However, our board of directors does not intend or view the proposed increase in the number of authorized shares of the Company’s common stock as an anti-takeover measure and is not aware of any attempt or plan to obtain control of the Company.

Any newly authorized shares of the Company’s common stock will be identical to the shares of common stock now authorized and outstanding. The proposed amendment will not affect the rights of current holders of the Company’s common stock, none of whom have preemptive or similar rights to acquire the newly authorized shares.

Recommendation of the Board of Directors

Our board of directors recommends that you vote “FOR” the proposed amendment to increase the number of authorized shares of the Company’s common stock from 50,000,000 to 100,000,000.

PROPOSAL TWO — ADJOURN OR POSTPONEMENT

If at the special meeting the number of shares of our common stock voting favor of Proposal One is insufficient to approve the proposal under applicable law, our management intends to move to adjourn or postpone the meeting in order to enable it to solicit additional proxies in favor of the proposal. In that event, we will ask our stockholders to vote only upon the adjournment proposal.

In the adjournment proposal, we are asking our stockholders to authorize the holder of any proxy solicited by the board of directors to vote in favor of granting management the discretionary authority to adjourn or postpone the special meeting and any later adjournments of that meeting to a later date in order to enable the board of directors to solicit additional proxies in favor of Proposal One if the proposal initially lacks a sufficient number of shares voting in favor. If our stockholders approve the adjournment proposal, our management could adjourn the special meeting and any adjourned session of the special meeting to a later date and use the additional time to solicit additional proxies in favor of Proposal One, including solicitation of proxies from stockholders that have previously voted against the proposal.

Recommendation of the Board of Directors

Our board of directors recommends that you vote “FOR” the authorization to adjourn or postpone the meeting to solicit additional votes.

OTHER BUSINESS

We know of no business that will be presented for consideration at the 2016 special meeting other than that described in this proxy statement. As to other business, if any, that may properly come before the 2016 special meeting, it is intended that proxies solicited by our board will be voted according to the judgment of the person or persons voting the proxies.

HOUSEHOLDING OF SPECIAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and special reports. This means that only one copy of our proxy statement or special report to stockholders may have been sent to multiple stockholders in each household. We will promptly deliver a separate copy of either document to any stockholder upon written request to Investor Relations, Mobivity Holdings Corp at: 55 N. Arizona Place, Suite 310, Chandler, Arizona , 85225, Telephone: 877-282-7660, Attn: Christopher J. Meinerz, CFO, Email address: chris.meinerz@mobivity.com.

Any stockholder who wants to receive separate copies of our proxy statement or special report in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder’s bank, broker, or other nominee record holder, or the stockholder may contact the Company at the above correspondence address and email address.

PROPOSALS FOR THE NEXT MEETING

For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2017 special meeting, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934. Such proposals must be received by the Company at its offices at 55 N. Arizona Place, Suite 310, Chandler, Arizona 85225 within a reasonable time before we print and mail the proxy materials. Our board of directors will review any proposals from eligible stockholders that it receives by that date and will make a determination whether any such proposals will be included in our proxy materials. Any proposal received after that date shall be considered untimely and shall not be made a part of our proxy materials.

A stockholder who wishes to make a proposal at the next special meeting without including the proposal in our proxy statement must also notify us within a reasonable time before we print and mail the proxy materials. If a stockholder fails to give reasonable advance notice, then the persons named as proxies in the proxies solicited by us for the next special meeting will have discretionary authority to vote on the proposal.

BY ORDER OF THE BOARD OF DIRECTORS

William Van Epps,
Chairman of the Board
November [●], 2016
Chandler, Arizona

[FRONT OF PROXY CARD]

YOUR VOTE IS IMPORTANT TO US.
PLEASE CAST YOUR VOTE TODAY.
PROXY

PROXY FOR SPECIAL MEETING OF STOCKHOLDERS, NOVEMBER 30, 2016
SOLICITED BY THE BOARD OF DIRECTORS OF MOBIVITY HOLDINGS CORP.

The undersigned stockholder of Mobivity Holdings Corp. hereby acknowledges receipt of the notice of special meeting of stockholders and proxy statement in connection with our special meeting of stockholders to be held on Wednesday, November 30, 2016, at 10:00 a.m., local time, at the Crowne Plaza San Marcos Golf Resort, One N. San Marcos Place, Chandler, Arizona 85225, and hereby appoints William Van Epps and Dennis Becker, as proxies, with power of substitution, to attend and to vote all shares the undersigned would be entitled to vote if personally present at said special meeting and at any adjournment thereof.

(The proxy is instructed to vote as specified on the reverse)

VOTING BY TELEPHONE OR INTERNET IS QUICK, EASY AND IMMEDIATE. As a stockholder of Mobivity Holdings Corp., you have the option of voting your shares electronically through the Internet or on the telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 7:00 p.m., Eastern time, on November 28, 2016.

TO VOTE YOUR PROXY BY INTERNET. Please access the website, www.vstocktransfer.com/proxy, with your proxy card available. Please follow the prompts to vote your shares.

TO VOTE YOUR PROXY BY TELEPHONE. Using any touch-tone telephone, please call ____________ to vote your proxy. Please have your proxy card available when you call and follow the voting instructions to vote your shares.

TO VOTE YOUR PROXY BY MAIL. Please mark, sign and date your proxy card below, detach the proxy card and return the proxy card in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING
ELECTRONICALLY BY INTERNET OR TELEPHONE.

FOLD AND DETACH HERE AND READ THE REVERSE SIDE.

PROXY

THIS PROXY SHALL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE PROPOSALS. THIS PROPOSAL IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.					Please make your votes like this	☑

1. VOTE ON THE PROPOSAL TO INCREASE AUTHORIZED SHARESOF COMMON STOCK	FOR ☐	AGAINST ☐	ABSTAIN ☐
2. VOTE ON THE PROPOSAL TO ADJOURN OR POSTPONE THE MEETING	FOR ☐	AGAINST ☐	ABSTAIN ☐
COMPANY ID:
PROXY NUMBER:
ACCOUNT NUMBER: